55854967;6 AMERANT BANCORP INC. Performance Based Restricted Stock Unit Agreement for Executives This PERFORMANCE BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made as of [___________ __], 2021 (the “Date of Grant”), by and between Amerant Bancorp, Inc., a Florida corporation (the “Company”), and [_________________] (the “Grantee”). 1. Certain Definitions. Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Amerant Bancorp Inc. 2018 Equity and Incentive Compensation Plan, as the same may be amended from time to time (the “Plan”). 2. Grant of PSUs. Company hereby grants to Grantee a performance stock unit (the “PSUs”) award consisting of [insert number of granted PSUs at Target] PSUs pursuant to and subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan. Each PSU that vests pursuant to the terms of this grant document shall provide Grantee with the right to receive one share of Common Stock subject to the terms and conditions of this Agreement. The number of shares of Common Stock subject to the PSUs at Target (as defined below) performance level is [insert number of shares subject to PSUs at Target] shares. The maximum number of shares of Common Stock subject to the PSUs is [insert maximum number of shares subject to PSUs at Maximum] shares, provided, however, that the actual number of shares of Common Stock that Grantee shall receive pursuant to the PSUs shall be based on the achievement of the performance goal at a Threshold, Target or Maximum level as set forth in Section 4. The Grantee shall not be considered a stockholder of record and shall have no voting or other stockholder rights with respect to shares of Common Stock underlying the PSUs prior to the Company’s issuance to the Grantee of such shares following the vesting dates set forth herein. 3. PSUs Not Transferrable. None of the PSUs nor any interest therein or in any Common Stock underlying such PSUs will be transferable other than by will or the laws of descent and distribution prior to payment. Any purported transfer or encumbrance of any PSU in violation of the provisions of this Section 3 shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such PSU. 4. Vesting of PSUs. (a) Subject to the terms and conditions of Section 5 and Section 6 of this Agreement, the PSUs covered by this Agreement shall become nonforfeitable and payable to the Grantee pursuant to Section 7, in accordance with this Section 4. The extent to which the Grantee’s interest in the PSUs becomes vested and non-forfeitable shall be based upon the satisfaction of the performance goal specified in this Section 4 (the “Performance Goal”), subject to Section 5 and Section 6. The Performance Goal shall be based upon Relative Total Shareholder Return (defined below) during the period beginning [January 1, 2021] and ending on [December 31, 2023] (the “Performance Period”). (b) The PSUs will become vested and earned in accordance with the following schedule (the “Earned PSUs”):

55854967;6 Opportunity Level Relative Total Shareholder Return for the Performance Period Percentage of Earned PSUs Threshold 35th Percentile 50% Target 50th Percentile 100% Maximum 75th Percentile 150% To the extent performance falls between two levels in the table above, linear interpolation shall apply in determining the percentage of the PSUs that are earned. Notwithstanding the preceding schedule, if the Company’s Relative Total Shareholder Return for the Performance Period is negative, then the PSUs that vest will be capped at the Target opportunity level set forth above. The Earned PSUs, if any, shall vest on the date on which the Committee certifies whether and to what extent the performance goal has been achieved following the end of the Performance Period (the “Vesting Date”) provided the Grantee shall have been in the continuous service through the Vesting Date. For purposes of this Agreement, “continuous service” means that the Grantee’s service with the Company or any Subsidiary, whether as an employee, director or consultant, is not interrupted or terminated. For the avoidance of doubt, the continuous service of the Grantee with the Company or a Subsidiary shall not be deemed to have been interrupted, and the Grantee shall not be deemed to have ceased to be in the service of the Company or any Subsidiary, by reason of (i) the transfer of the Grantee’s service among the Company and any of its Subsidiaries or (ii) the Grantee’s absence or leave, which has been approved by the Board or the Board of Directors of Amerant Bank N.A. (the “Bank”) (the “Bank Board”) or a duly authorized officer of the Company or any of its Subsidiaries. The calculations under this Section 4 shall be made as soon as practicable on or after the end of the Performance Period. The Committee shall have the authority to make any determinations regarding questions arising from the application of the provisions of this Section 4, which determination shall be final, conclusive and binding on the Grantee and the Company. (c) For the purposes of this Agreement, “Relative Total Shareholder Return” means the percentile ranking of the Company with the constituents of the Peer Group (listed in Exhibit “A”) with respect to Total Shareholder Return, which is (Ending Stock Price – Beginning Stock Price + Dividends Paid) / Beginning Stock Price. Where “Beginning Stock Price” means the daily average closing price of one share of common stock for the twenty trading days prior to the first day of the Performance Period; Where “Ending Stock Price” means the daily average closing price of one share of common stock for the twenty-trading day prior to and including the last day

55854967;6 of the Performance Period; Where “Dividends” means the total of all cash dividends paid on one share of common stock during the Performance Period, assumed to be reinvested in additional shares of common stock on the ex-dividend date. 5. Accelerated Vesting of PSUs. Notwithstanding the provisions of Section 6 of this Agreement, and subject to the payment provisions of Section 7 hereof, the PSUs will become nonforfeitable and payable earlier than the times provided for in Section 4 under the following circumstances (to the extent the PSUs have not previously become nonforfeitable): (a) Death or Disability: If the Grantee’s continuous service is terminated as a result of the Grantee’s death or Disability prior to the Vesting Date, the PSUs covered by this Agreement will vest and become payable on the Grantee’s termination date based on the Target opportunity level set forth above (100% of the PSUs). (b) Termination Without Cause or by Grantee for Good Reason. If the Company terminates the Grantee’s continuous service without Cause or the Grantee terminates continuous service for Good Reason, a pro rata portion of the PSUs will vest on the termination date based on the greater of: (i) the Target opportunity level set forth above (100% of the PSUs), or (ii) the portion of the Grantee’s PSUs that would otherwise vest based on the actual level of achievement of the Performance Goal as of the date of the Grantee’s termination of continuous service. A pro rata portion of that number of PSUs that will vest will be calculated by multiplying that number by a fraction, the numerator of which is the number of months from the Date of Grant through the date of termination of Grantee’s continuous service (rounding any partial month to the next whole month) and the denominator of which is 36. (c) Change in Control. Upon a Change in Control that occurs prior to the Vesting Date while the Grantee remains in continuous service, all of the PSUs will vest pro rata at the greater of: (i) the Target opportunity level set forth above (100% of the PSUs), or (ii) the portion of the Grantee’s PSUs that would otherwise vest based on the actual level of achievement of the Performance Goal for the Performance Period with the last date of the Performance Period being the date of the Change in Control. A pro rata portion of that number of PSUs that will vest and be payable as of the Change in Control will be calculated by multiplying that number by a fraction, the numerator of which is the number of months from the Date of Grant through the date of the Change in Control (rounding any partial month to the next whole month) and the denominator of which is 36. (d) Definitions. For purposes of this Agreement, unless otherwise defined in an employment agreement: (i) “Cause” shall mean any of the following: (i) the Grantee’s willful failure to perform Grantee’s material duties (other than any such failure resulting from incapacity due to physical or mental illness); (ii) the Grantee’s willful failure to comply with any valid and legal directive of the Board or of the Bank Board or the officer to whom the Grantee reports; (iii) Grantee’s engagement in dishonesty, illegal conduct or misconduct, which is, in each case, materially injurious to the Company or its affiliates; (iv) Grantee’s embezzlement, misappropriation or fraud, whether or not related to Grantee’s employment with the Company, the Bank or any Subsidiary; (v) Grantee’s commission of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a

55854967;6 misdemeanor involving moral turpitude; (vi) Grantee is or becomes a person described in Federal Deposit Insurance Act (“FDI Act”), Section 19(a)(1)(A) who has not received the Federal Deposit Insurance Corporation’s (“FDIC”) prior consent to participate in the Company’s or any Subsidiary’s affairs under the “FDIC Statement of Policy for Section 19 of the FDI Act” or any successor thereto; (vii) Grantee’s willful violation of a material policy or code of conduct of the Company, including its Insider Trading Policy or Code of Conduct and Ethics or of any Subsidiary; or (viii) Grantee’s material breach of any material obligation under any employment agreement or any other written agreement between Grantee and the Company or any Subsidiary, including, but not limited to any restrictive covenant agreement. (ii) “Change in Control” shall mean the occurrence (after the Date of Grant) of any of the following events: (A) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then-outstanding shares of Common Stock of any class (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding Voting Securities (as defined below) (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company which reduces the number of Outstanding Company Voting Securities and thereby results in any person acquiring beneficial ownership of more than 35% of the Outstanding Company Voting Securities; provided, that, if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (4) an acquisition by an underwriter temporarily holding securities pursuant to a bona fide public offering of such securities, (5) an acquisition pursuant to a Business Combination (as defined in Section 5(d)(ii)(C)(i), (ii) or (iii) below), or (6) a transaction (other than the one described in paragraph (C) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (6) does not constitute a Change in Control of the Company under this paragraph (A); or (7) any acquisition pursuant to a transaction that complies with Section 5(d)(ii)(C) below; (B) individuals who, as of the Date of Grant, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Stockholders, was approved by a vote of at least a majority of the

55854967;6 directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (C) consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or the Bank, a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions, or the acquisition of assets or securities of another entity by the Company or the Bank (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of voting common stock (or, for a non- corporate entity, equivalent securities) and the combined voting power of the then-outstanding Voting Securities, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or (D) approval by the Stockholders of a complete liquidation or dissolution of the Company. A Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company,

55854967;6 or a change in the ownership of a substantial portion of the Company’s assets under Section 409A. (iii)“Disability” shall mean the (i) Grantee’s inability, due to physical or mental incapacity, to substantially perform the Grantee’s duties and responsibilities with the Company or any Subsidiary for one hundred eighty (180) days out of any three hundred sixty-five (365) day period or one hundred twenty (120) consecutive days or (ii) the Grantee’s eligibility to receive long-term disability benefits under any Company or Subsidiary long-term disability plan. (iv) “Good Reason” shall mean, unless otherwise defined in an employment agreement, the occurrence of any of the following, in each case following a Change in Control and during the vesting period without the Grantee’s written consent: (A) a material reduction in the Grantee’s base salary; (B) relocation of the Grantee’s principal place of employment as of the Date of Grant by more than fifty (50) miles; (C) any material breach by the Company or the Bank of any material provision of this Agreement; or (D) a material diminution in the Grantee’s title, duties or responsibilities (other than temporarily while the Grantee is physically or mentally incapacitated). The Grantee cannot terminate the Grantee’s employment for Good Reason unless the Grantee has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 60 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If the Grantee does not terminate the Grantee’s employment for Good Reason within 180 days after the first occurrence of the applicable grounds, then the Grantee will be deemed to have waived the Grantee’s right to terminate for Good Reason with respect to such grounds. (v) “Voting Securities” shall have the meaning provided in Board of Governors of the Federal Reserve System Regulation Y, §225.2(q). As of the Date of Grant, the Company’s only Voting Securities were its outstanding shares of Class A Common Stock. 6. Forfeiture of PSUs. Except to the extent the PSUs covered by this Agreement have become nonforfeitable pursuant to Section 4 or Section 5 hereof, the PSUs covered by this Agreement shall be forfeited automatically and without further notice on the date that the Grantee ceases to provide continuous service. 7. Form and Time of Settlement of PSUs. Settlement in respect of the PSUs after and to the extent they have become nonforfeitable shall be made in the form of Common Stock via book entry. Such delivery shall be made within ten (10) days following the date that the PSUs become nonforfeitable pursuant to Section 4 or Section 5 hereof. 8. Payment of Dividend Equivalents. With respect to each of the PSUs covered by this Agreement, the Grantee shall be credited on the records of the Company with dividend equivalents in an amount equal to the amount per Common Stock of any cash dividends declared by the Board on the outstanding Common Stock during the period beginning on the Date of Grant and ending on the date on which the Grantee receives payment for the PSUs pursuant to Section 7 hereof. These dividend equivalents will accumulate without interest and, subject to the terms and conditions of this Agreement, will be paid at the same time, to the same extent and in the same manner, in Common Stock as the PSUs for which the dividend equivalents were credited.

55854967;6 9. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with the vesting of the PSUs, or any other payment to the Grantee or any other payment or vesting event under this Agreement, and the amounts available to the Company for such withholding are insufficient, the Company shall retain a portion of the shares of Common Stock to be issued pursuant to Section 7 to satisfy such withholding requirement and the shares so retained shall be credited against such withholding requirement at the Market Value per Share of such Common Stock on the date of such delivery. In no event will the market value of the Common Stock to be withheld and/or delivered pursuant to this Section 9 to satisfy applicable withholding taxes exceed the minimum amount of taxes required to be withheld. 10. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of the Plan and this Agreement, the Company shall not be obligated to issue any Common Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law. 11. Adjustments. The number of PSUs subject to this Agreement and the other terms and conditions of the grant evidenced by this Agreement are subject to adjustment as provided in Section 11 of the Plan. 12. No Right to Future Awards or Employment. The grant of the PSUs under this Agreement to the Grantee is a voluntary, discretionary award being made on a one-time basis and it does not constitute a commitment to make any future awards. The grant of the PSUs and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained in this Agreement shall confer upon the Grantee any right to be employed or remain employed by the Bank, the Company or any of its Subsidiaries, nor limit or affect in any manner the right of the Company or any of its Subsidiaries to terminate the employment or adjust the compensation of the Grantee. 13. Relation to Other Benefits. Any economic or other benefit to the Grantee under this Agreement or the Plan shall not be taken into account in determining any benefits to which the Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any of its Subsidiaries and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries. 14. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that (a) no amendment shall adversely affect the rights of the Grantee under this Agreement without the Grantee’s written consent, and (b) the Grantee’s consent shall not be required to an amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code and Section 10D of the Exchange Act. 15. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

55854967;6 16. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan and, in the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein or in the Plan, have the right to determine any questions which arise in connection with this Agreement. 17. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the PSUs and the Grantee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 18. Governing Law. This Agreement shall be governed by and construed with the internal substantive laws of the State of Florida, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction. 19. Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with, or be exempt from, the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Grantee. This Agreement and the Plan shall be administered in a manner consistent with this intent. Reference to Section 409A of the Code is to Section 409A of the Internal Revenue Code of 1986, as amended, and will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. 20. Successors and Assigns. Without limiting Section 3 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Grantee, and the successors and assigns of the Company unless terminated in compliance with the terms of the Plan. 21. Acknowledgement. The Grantee acknowledges that the Grantee (a) has received a copy of the Plan, (b) has had an opportunity to review the terms of this Agreement and the Plan, (c) understands the terms and conditions of this Agreement and the Plan and (d) agrees to such terms and conditions. Nothing in this Agreement prevents the Grantee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations. 22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement. [Signature Page Follows]

55854967;6 AMERANT BANCORP INC. By: _________________________________________ Name: Title: GRANTEE By: _________________________________________ Name: Title: